SUPPLEMENT DATED JANUARY 2, 2004

TO PROSPECTUS DATED MAY 1, 2003 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE

ADJUSTED DEFERRED ANNUITY CONTRACTS

ZURICH PREFERRED PLUS

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends the "Transfers During the Accumulation Period" section contained in your Zurich PREFERRED PLUS Variable Annuity Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following is added to the end of the section entitled "I. Transfers During the Accumulation Period." appearing on page 25 of the Prospectus:

"The following transfers must be requested through standard United States mail:

  transfers in excess of $250,000 per Contract, per day, and transfers into and out of the Credit Suisse Trust-Emerging Markets, the JPMorgan International Equity, the Janus Aspen Worldwide Growth, the Mutual Discovery Securities, the Oppenheimer Global Securities Fund/VA, the Scudder International, and the Templeton Developing Market Securities Subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners."

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For use in all states